Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that, effective as of 5:00 p.m., New York City time, on October 31, 2008, the undersigned does hereby constitute and appoint Robert B. Allen, Stephen C. Yevich and John S. Davis, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable Brink’s Home Security Holdings, Inc., a Virginia corporation (the “Company”), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of a Registration Statement on Form S-8 by the Company relating to one or more of the (i) Brink’s Home Security Holdings, Inc. 2008 Equity Incentive Plan. (ii) Brink’s Home Security Holdings, Inc. Non-Employee Directors’ Equity Plan, (iii) Brink’s Home Security Holdings, Inc. Key Employees’ Deferred Compensation Program. (iv) Brink’s Home Security Holdings, Inc. Stock Accumulation Plan and (v) Brink’s Home Security Holdings, Inc. Plan for Deferral of Directors’ Fees (the “Form S-8”), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Form S-8 or any amendments thereto; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 23 day of October, 2008.

/s/ Carroll R. Wetzel, Jr.
Carroll R. Wetzel, Jr.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that, effective as of 5:00 p.m., New York City time, on October 31, 2008, the undersigned does hereby constitute and appoint Robert B. Allen, Stephen C. Yevich and John S. Davis, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable Brink’s Home Security Holdings, Inc., a Virginia corporation (the “Company”), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of a Registration Statement on Form S-8 by the Company relating to one or more of the (i) Brink’s Home Security Holdings, Inc. 2008 Equity Incentive Plan, (ii) Brink’s Home Security Holdings, Inc. Non-Employee Directors’ Equity Plan, (iii) Brink’s Home Security Holdings, Inc. Key Employees’ Deferred Compensation Program, (iv) Brink’s Home Security Holdings, Inc. Stock Accumulation Plan and (v) Brink’s Home Security Holdings, Inc. Plan for Deferral of Directors’ Fees (the “Form S-8”), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Form S-8 or any amendments thereto; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 22 day of October, 2008.

/s/ Carl S. Sloane
Carl S. Sloane

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that, effective as of 5:00 p.m., New York City time, on October 31, 2008, the undersigned does hereby constitute and appoint Robert B. Allen, Stephen C. Yevich and John S. Davis, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable Brink’s Home Security Holdings. Inc., a Virginia corporation (the “Company”), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of a Registration Statement on Form S-8 by the Company relating to one or more of the (i) Brink’s Home Security Holdings, Inc. 2008 Equity Incentive Plan, (ii) Brink’s Home Security Holdings, Inc. Non-Employee Directors’ Equity Plan, (iii) Brink’s Home Security Holdings, Inc. Key Employees’ Deferred Compensation Program, (iv) Brink’s Home Security Holdings, Inc. Stock Accumulation Plan and (v) Brink’s Home Security Holdings, Inc, Plan for Deferral of Directors’ Fees (the “Form S-8”), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Form S-8 or any amendments thereto; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 22 day of October, 2008.

/s/ Lawrence J. Mosner
Lawrence J. Mosner

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that, effective as of 5:00 p.m., New York City time, on October 31, 2008, the undersigned does hereby constitute and appoint Robert B. Allen, Stephen C. Yevich and John S. Davis, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable Brink’s Home Security Holdings, Inc., a Virginia corporation (the “Company”), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of a Registration Statement on Form S-8 by the Company relating to one or more of the (i) Brink’s Home Security Holdings, Inc. 2008 Equity Incentive Plan, (ii) Brink’s Home Security Holdings, Inc. Non-Employee Directors’ Equity Plan, (iii) Brink’s Home Security Holdings, Inc. Key Employees’ Deferred Compensation Program, (iv) Brink’s Home Security Holdings, Inc. Stock Accumulation Plan and (v) Brink’s Home Security Holdings, Inc. Plan for Deferral of Directors’ Fees (the “Form S-8”), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Form S-8 or any amendments thereto; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 23 day of October, 2008.

/s/ John S. Brinzo
John S. Brinzo